U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):May 18, 1998


                                NUMEX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-9459                     06-1034587
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(State or Other Jurisdiction      (Commission              (I.R.S. Employer
  of Incorporation )                File No.)               Identification No.)

14115 S. Pontlavoy Ave., Santa Fe Springs, California                 90670
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (562) 404-7176


                          Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         The Board of Directors of Numex Corporation, a Delaware Corporation (the "Company") has approved management's proposal to engage Stonefield Josephson, Inc., as the Company's new independent public accountants, effective May 18, 1998.

         The report of the Company's prior accountants, Singer Lewak Greenbaum & Goldstein LLP, on the financial statements of the Company for the fiscal years ended March 31, 1995, March 31, 1996, and March 31, 1997, did not contain an adverse opinion, disclaimer of opinion nor was it qualified or modified as to audit, scope accounting principles or uncertainty, except that the accountants' report included an explanatory paragraph relating to going concern considerations for fiscal years ended March 31, 1995, 1996 and 1997.

         There were no disagreements with Singer Lewak Greenbaum & Goldstein LLP within the two most recent years, nor subsequently, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Singer Lewak Greenbaum & Goldstein LLP would have cause it to make reference to the subject matter of the disagreement in its reports.

         Singer Lewak Greenbaum & Goldstein LLP did not, however, audit or review the Company's financial statements for any period subsequent to the fiscal year ended March 31, 1997.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

                                    Exhibits

     1. Letter dated May 20, 1998 from Singer Lewak Greenbaum & Goldstein LLP confirming statements made in the Form 8-K (filed herewith).

     2. Letter dated May 21, 1998 from Stonefield Josephson, Inc. confirming statements made in this Form 8-K (filed herewith).

                                    SIGNATURE


         Pursuant to the requirements of Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NUMEX CORPORATION


                                            By  /s/     Jack I. Salzberg
                                                        Jack I. Salzberg
                                           President and Chairman of the Board


Dated:  May 21, 1998

                                    Exhibit 1

               (Singer Lewak Greenbaum & Goldstein LLP Letterhead)



                                   May 20,1998



Securities and Exchange Commission
Washington, DC 20549

Re:      Numex Corporation
         File No. 0-9459

Dear Sir or Madam:


We have read Item 4 of the Form 8-K of Numex Corporation dated May 18, 1998, and agree with the statements contained therein.

                                     Very truly yours,



                                     /s/ Singer Lewak Greenbaum & Goldstein LLP
                                      SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

                                    Exhibit 2


                     (Stonefield Josephson, Inc. Letterhead)



May 21, 1998

Securities and Exchange Commission 450 - 5th Street, N.W.
Washington, D.C. 20549


Re: Numex Corporation

Dear Sirs:

Stonefield Josephson has been engaged by Numex Corporation on May 18, 1998 as its independent certified public accountants. We do not have any clarification or corrections regarding item 4 of the form 8K of Numex Corporation dated May 18, 1998.



/s/ Stonefield Josephson, Inc.
CERTIFIED PUBLIC ACCOUNTANTS